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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2003

                                Verticalnet, Inc.
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               (Exact name of Registrant as Specified in Charter)

        Pennsylvania                  000-25269                  23-2815834
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

400 Chester Field Parkway, Malvern, PA                              19355
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(Address of principal executive offices)                           Zip Code

            Registrant's telephone, including area code: 610-240-0600
                                                         -----------------------

         (Former name and former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         On April 14, 2003, KPMG LLP delivered to Verticalnet, Inc. an Independent Auditors' Consent which replaces the Consent filed as Exhibit 23.1 with the Annual Report filed on Form 10-K.

         A copy of the Independent Auditors' Consent is attached hereto as
Exhibit 23.1, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) None

         (b) Exhibits.

             23.1    Independent Auditors' Consent

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      VERTICALNET, INC.

Date: 4/17/03                         By:    /s/  Christopher G. Kuhn
                                             -----------------------------------
                                      Name:  Christopher G. Kuhn
                                      Title: Vice President, General Counsel and
                                                      Secretary

                                       2

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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

  23.1                     Independent Auditors' Consent